UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH SAINT PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As previously disclosed, Digital Angel Corporation (the “Company”) was technically in default on the mortgage loan for its South Saint Paul, Minnesota facility which matured on November 1, 2010. The Company received a forbearance from the mortgage lender stating that no default remedies would be taken while a formal extension was being negotiated. During this time, the Company continued to make timely payments on the loan. On February 25, 2011, the Company entered into a Loan Modification Agreement (the “Agreement”) with the mortgage lender extending the mortgage loan’s term to November 1, 2011, with the option to extend the maturity date for an additional six months. If the Company elects to extend the maturity date, it must notify the current mortgage lender by September 30, 2011 and pay a fee of $25,000 which would be applied to the outstanding principal. Under the Agreement, the interest rate and monthly payments will remain the same as prior to the mortgage loan maturity. Upon closing, the Company was required to pay an additional principal payment of $25,000 plus certain other closing fees. The Company is also required to make an extension payment of approximately $25,000 which will be paid ratably over four months beginning March 1, 2011.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 28, 2011, the Company issued a press release regarding the Agreement. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	10.1	Loan Modification Agreement dated February 25, 2011 between Digital Angel Holdings, LLC and Bank of America, N.A.
	99.1	Press Release of the Company dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: March 2, 2011

	By:	/s/ Jason G. Prescott
	Name:	Jason G. Prescott
	Title:	Chief Financial Officer